SCM TRUST

Shelton Tactical Credit Fund (the “Fund”)

Supplement dated January 7, 2021 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated June 26, 2020

Effective February 1, 2021, Guy J. Benstead no longer serves as a member of the portfolio management team of the Fund. Accordingly, all references to Mr. Benstead in the prospectus and SAI are deleted as of that date. Jeffrey A. Rosenkranz, David S. Falk, and William Mock will continue to serve as members of the Fund’s portfolio management team.

Also effective February 1, 2021, the information contained in the “Fund Management” section on page 13 of the prospectus is deleted in its entirety and replaced with the following:

“Shelton Capital Management serves as the investment advisor to the Fund. The portfolio management team is comprised of Jeffrey A. Rosenkranz, and David S. Falk, each of whom has been a portfolio manager of the Fund since inception, and of William Mock, who has been a portfolio manager of the Fund since March 2017.”

Please retain this supplement with your Prospectus and
Statement of Additional Information.